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                                                                 EXHIBIT 10.5(d)

                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT
                                       AND
                      NON-QUALIFIED STOCK OPTION AGREEMENTS



              THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made December 30, 1997 by and between Valassis Communications, Inc. (the "Corporation") and Richard P. Herpich (the "Executive").

              WHEREAS, the Corporation and the Executive entered into that certain Employment Agreement effective as of January 17, 1994, as amended June 30, 1994, December 19, 1995 and February 18, 1997 (the "Employment Agreement");

              WHEREAS, the Corporation entered into non-qualified stock option agreements with the Executive effective on November 23, 1993, May 10, 1994 and December 19, 1995 (the "Option Agreements"); and

              WHEREAS, the Corporation and the Executive desire to amend the Employment Agreement and the Option Agreements to extend the term of employment under the Employment Agreement.

              NOW THEREFORE, in consideration of the above recitals, the parties hereto agree as set forth below.

              1. Section 1(b) of the Employment Agreement shall be amended to read in its entirety as follows:

                    "The Employment Period shall commence as of January 17, 1994
              (the "Effective Date") and shall continue until the close of business on December 31, 2000."

              2. All other terms of the Employment Agreement and the Option Agreements shall remain in full force and effect.

              3. This instrument, together with the Employment Agreement and the Option Agreements, contains the entire agreement of the parties with respect to the subject matter hereof.
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              IN WITNESS WHEREOF, the Executive and the Corporation have caused this Agreement to be executed as of the day and year first above written.


                                       VALASSIS COMMUNICATIONS, INC.

                                       By:
                                          ------------------------------

                                       Name: Barry P. Hoffman, Esq.

                                       Title:   Secretary




                                       ---------------------------------
                                       Richard P. Herpich









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